UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2005

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Ave, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     907-297-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On November 29, 2005, Alaska Communications Systems Group, Inc. (the “Company”) announced a reaffirmation of previously provided guidance for the year ended December 31, 2005.  The information under the heading “ACS Reaffirms Business Outlook for 2005” of the press release is furnished as Exhibit 99.1 hereto.

The Company filed a preliminary prospectus supplement, dated November 29, 2005, relating to a proposed offering of 10.0 million shares of its common stock by certain selling stockholders.  The selling stockholders have also granted the underwriter an option to purchase an additional 1.5 million shares at the public offering price to cover over-allotments, if any.  The shares are being offered entirely by affiliates of Fox Paine & Company, LLC, and the Company will not receive any proceeds from the proposed sale of shares.  A copy of the press release is furnished as Exhibit 99.2 hereto.

The information furnished in this Item 7.01, including the portions of the press releases furnished herewith as described above, shall not be deemed incorporated by reference into any other filing of the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01               Other Events

On November 29, 2005, the Company issued a press release announcing that the Board of Directors of the Company declared a quarterly cash dividend of $0.20 per share on the Company’s common stock.  The fourth quarter dividend is payable on January 18, 2006 to stockholders of record on the close of business on December 30, 2005.  The Company has approximately 41.6 million shares of common stock outstanding as of November 28, 2005.  The information relating to the dividend is in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 29, 2005, the Company issued a press release concerning the repurchase of the Alaska Communications Systems Holdings, Inc. (“ACSH”) senior notes.  The Company’s subsidiary, ACSH, repurchased $12.0 million face value of its existing 9 7/8% senior unsecured notes due 2011 (CUSIP No. 011679AF4) issued by ACSH, at a weighted average price of $1,094.375 per senior note.  The information relating to the repurchase of ACSH’s senior notes is in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company hereby discloses certain risk factors that may materially affect its business condition and financial results.  These risk factors are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Alaska Communications Systems Group, Inc. Press Release dated November 29, 2005

Exhibit 99.2	Alaska Communications Systems Group, Inc. Press Release dated November 29, 2005

Exhibit 99.3	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 29, 2005	Alaska Communications Systems Group, Inc.

/s/ David Wilson
David Wilson,
Senior Vice President and Chief Financial Officer